                                                                    EXHIBIT 4.11
                                                                [EXECUTION COPY]

                               FOURTH AMENDMENT TO
                         THE FIFTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This Fourth Amendment (this "AMENDMENT"), dated as of December 5, 2002, is among NATIONSRENT, INC., a Delaware corporation and a debtor and a debtor in possession (the "PARENT"), and its SUBSIDIARIES, each a debtor and a debtor in possession (collectively with the Parent, the "BORROWERS"), the lending institutions listed on the signature pages hereto (collectively, the "LENDERS"), FLEET NATIONAL BANK, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, as syndication agent for the Lenders (the "SYNDICATION AGENT"), AND THE BANK OF NOVA SCOTIA, as documentation agent for the Lenders (the "DOCUMENTATION AGENT"). Capitalized terms used herein unless otherwise defined herein shall have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 2, 2000, as amended by (i) that certain First Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 14, 2001, (ii) that certain Second Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 10, 2001, and (iii) that certain Third Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 14, 2001 (the "THIRD AMENDMENT" and, as so amended by such amendments, the "CREDIT AGREEMENT");

         WHEREAS, the existing DIP Facility of the Borrowers is scheduled to expire on December 31, 2002, and the Borrowers contemplate that the existing DIP Facility will be extended, or replaced with a new debtor in possession credit facility, with General Electric Capital Corporation acting as agent thereunder; and

         WHEREAS, the Borrowers have requested that the Lenders agree to amend the definition of the term "DIP Facility" in the Credit Agreement to include a debtor in possession credit facility for which General Electric Capital Corporation is the agent;

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the words "General Electric Capital Corporation," before the words "Fleet National Bank" in the first sentence of the definition of the term "DIP Facility".

         2. REAFFIRMATION OF LIEN SUBORDINATION. Each of the Lenders hereby reaffirms its consent to the subordination of Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents to (i) Liens (the "DIP LIENS") granted for the benefit of the agent or agents and the lenders under the DIP Facility, and (ii) any "Carve Out" to which the DIP Liens are also subordinated, all as set forth, and subject to the


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                                       -2-


conditions contained, in Section 6 of the Third Amendment as modified by the Limited Waiver dated September 27, 2002. For purposes of this reaffirmation and henceforth for purposes of Section 6 of the Third Amendment as so modified, the term "DIP Facility" has the meaning set forth in the Credit Agreement as amended by this Amendment.

         3. CONDITION TO EFFECTIVENESS. This Amendment shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrowers and the Majority Lenders.

         4. EXECUTION IN COUNTERPARTS; DELIVERY BY FACSIMILE. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                                       -3-

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date set forth above.


THE BORROWERS:

NATIONSRENT, INC.
NRGP, INC.
NATIONSRENT USA, INC.
NATIONSRENT WEST, INC.
NATIONSRENT TRANSPORTATION SERVICES, INC.
NR DELAWARE, INC.
LOGAN EQUIPMENT CORP.
NR DEALER, INC.
NR FRANCHISE COMPANY
BDK EQUIPMENT COMPANY, INC.

By:       /s/ Brent House
       ------------------------------------
Name:    BRENT HOUSE
       ------------------------------------
Title:   CONTROLLER
       ------------------------------------


NATIONSRENT OF INDIANA, LP

By:    NRGP, Inc., its general partner

By:       /s/ Brent House
       ------------------------------------
Name:    BRENT HOUSE
       ------------------------------------
Title:   CONTROLLER
       ------------------------------------


NATIONSRENT OF TEXAS, LP

By:   NRGP, Inc., its general partner

By:       /s/ Brent House
       ------------------------------------
Name:    BRENT HOUSE
       ------------------------------------
Title:   CONTROLLER
       ------------------------------------

LENDERS:


The Bank of Nova Scotia
-------------------------------------------
Name of Lender


By:       /s/ Ron Dooley
       ------------------------------------
Name:    RON DOOLEY
       ------------------------------------
Title:   DIRECTOR
       ------------------------------------

LENDERS:


Baupost Group Securities, L.L.C.
-------------------------------------------------
Name of Lender


By:      /s/ Paul Gannon
       ------------------------------------------
Name:    PAUL GANNON
       ------------------------------------------
Title:              Managing Director
         Chief Financial & Administrative Officer
       ------------------------------------------

LENDERS:


BAY VIEW FINANCIAL CORPORATION
-------------------------------------------
Name of Lender


By:      /s/ Sean M. Spring
       ------------------------------------
Name:    SEAN M. SPRING
       ------------------------------------
Title:   SENIOR VICE PRESIDENT
       ------------------------------------

LENDERS:


BT HOLDINGS (NEW YORK), INC.


By:      /s/ Rosemary F. Dunne
       ------------------------------------
Name:    Rosemary F. Dunne
       ------------------------------------
Title:   Attorney-in-Fact
       ------------------------------------

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT

By:
  -----------------------------------------
Name:
     --------------------------------------
Title:
     --------------------------------------
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LENDERS:


CITIBANK, N.A.
-------------------------------------------
Name of Lender


By:      /s/ Carlton B. Klein
       ------------------------------------
Name:    CARLTON B. KLEIN
       ------------------------------------
Title:   MANAGING DIRECTOR
       ------------------------------------

LENDERS:


?? BANK OF MASSACHUSETTS
-------------------------------------------
Name of Lender


By:      /s/
       ------------------------------------
Name:    Steven C. ???
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

CREDIT LYONNAIS NEW YORK BRANCH
-------------------------------------------
Name of Lender


By:      /s/Sandra E. Horwitz
       ------------------------------------
Name:    SANDRA E. HORWITZ
       ------------------------------------
Title:   SENIOR VICE PRESIDENT
       ------------------------------------

Deutsche Bank Trust Company America
-------------------------------------------
Name of Lender


By:      /s/ Clark G. Peterson
       ------------------------------------
Name:    CLARK G. PETERSON
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                  BY: EATON VANCE MANAGEMENT
LENDERS:            AS INVESTMENT ADVISOR
-------------------------------------------
Name of Lender


By:      /s/ Payson F. Swaffield
       ------------------------------------
Name:    PAYSON F. SWAFFIELD
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

          EATON VANCE SENIOR INCOME FUND
            BY: EATON VANCE MANAGEMENT
LENDERS:       AS INVESTMENT ADVISOR
-------------------------------------------
Name of Lender


By:      /s/ Payson F. Swaffield
       ------------------------------------
Name:    PAYSON F. SWAFFIELD
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

LENDERS:


Erste Bank
-------------------------------------------
Name of Lender


By:      /s/ Robert Suehnbolz                  By:   /s/ Lynne McCarthy
       ------------------------------------       ----------------------------
Name:    Robert Suehnbolz                            Lynne McCarthy
       ------------------------------------       ----------------------------
Title:   First Vice President                        Vice President
       ------------------------------------       ----------------------------

LENDERS:


General Electric Capital Corporation
-------------------------------------------
Name of Lender


By:      /s/ Steven F. Campbell
       ------------------------------------
Name:    Steven F. Campbell
       ------------------------------------
Title:   Risk Manager
       ------------------------------------

LENDERS:


Goldman Sachs Credit Partners L.P.
-------------------------------------------
Name of Lender


By:      /s/ Tracy McCaffrey
       ------------------------------------
Name:    Tracy McCaffrey
       ------------------------------------
Title:   Authorized Signatory
       ------------------------------------

                   GRAYSON & CO.
         BY: BOSTON MANAGEMENT AND RESEARCH
LENDERS:          AS INVESTMENT ADVISOR
-------------------------------------------
Name of Lender


By:      /s/ Payson F. Swaffield
       ------------------------------------
Name:    PAYSON F. SWAFFIELD
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

LENDERS:


HUNTINGTON NATIONAL BANK
-------------------------------------------
Name of Lender


By:      /s/
       ------------------------------------
Name:    DAVID F. ??
       ------------------------------------
Title:   SVP
       ------------------------------------

-------------------------------------------
INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By: Indosuez Capital as Portfolio Advisor


By:      /s/ Charles Kobayashi
       ------------------------------------
Name:    Charles Kobayashi
       ------------------------------------
Title:   Principal and Portfolio Manager
       ------------------------------------




-------------------------------------------
INDOSUEZ CAPITAL FUNDING III, LIMITED
By: Indosuez Capital as Portfolio Advisor


By:      /s/ Charles Kobayashi
       ------------------------------------
Name:    Charles Kobayashi
       ------------------------------------
Title:   Principal and Portfolio Manager
       ------------------------------------

J.P. Morgan Securities Inc.
-------------------------------------------
Name of Lender


By:      /s/ Eric Rosen
       ------------------------------------
Name:    Eric Rosen
       ------------------------------------
Title:   Managing Director
       ------------------------------------

LENDERS:


OCM ADMINISTRATIVE SERVICES II,
L.L.C.
By: Oaktree Capital Management, LLC, its Manager
-------------------------------------------------
Name of Lender


By:      /s/ Kenneth L. King
       ------------------------------------------
Name:    Kenneth L. King
       ------------------------------------------
Title:   Managing Director
       ------------------------------------------



By:      /s/ Lisa Arakaki
       ------------------------------------------
Name:    Lisa Arakaki
       ------------------------------------------
Title:   Vice President, Legal
       ------------------------------------------

LENDERS:


PPM America Special Investment Fund, Ltd.
-------------------------------------------
Name of Lender


By:      PPM America, its Attorney-in-fact
       ------------------------------------
Name:    /S/ RONNIE KAPLAN
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

LENDERS:


REGIMENT CAPITAL II, L.P.
-------------------------------------------
Name of Lender


By:      /s/ Timothy S. Peterson
       ------------------------------------
Name:    TIMOTHY S. PETERSON
       ------------------------------------
Title:   GENERAL PARTNER
       ------------------------------------

LENDERS:


RLB Finance LLC
-------------------------------------------
Name of Lender


By:      /s/ John A. Valiska                      /s/ Christoph Hoedl
       ------------------------------------       ----------------------------
Name:    John A. Valiska                          CHRISTOPH HOEDL
       ------------------------------------       VICE PRESIDENT
Title:   Group Vice President
       ------------------------------------

LENDERS:  SENIOR DEBT PORTFOLIO
          By: Boston Management and Research
              as Investment Advisor
-------------------------------------------
Name of Lender


By:      /s/ Payson F. Swaffield
       ------------------------------------
Name:    PAYSON F. SWAFFIELD
       ------------------------------------
Title:   VICE PRESIDENT
       ------------------------------------

         STEIN ROE FLOATING RATE
LENDERS: LIMITED LIABILITY COMPANY

         By: STEIN ROE & FARNHAM
             INCORPORATED AS ADVISOR
-------------------------------------------
Name of Lender


By:      /s/ Kathleen A. Zarn
       ------------------------------------
Name:    KATHLEEN A. ZARN
       ------------------------------------
Title:   SENIOR VICE PRESIDENT
       ------------------------------------

         STEIN ROE & FARNHAM CLO I LTD,
LENDERS:

         By: STEIN ROE & FARNHAM
             INCORPORATED AS PORTFOLIO
             MANAGER
-------------------------------------------
Name of Lender


By:      /s/ Kathleen A. Zarn
       ------------------------------------
Name:    KATHLEEN A. ZARN
       ------------------------------------
Title:   SENIOR VICE PRESIDENT
       ------------------------------------